Pershing Square Inc. Reports Second Quarter 2026 Results   New York, August 12, 2026 Pershing Square Inc. (NYSE:PS) ("Pershing Square" or the "Company") today reported its second quarter 2026 results.   A letter to shareholders from Pershing Square CEO Bill Ackman and CIO Ryan Israel, along with this presentation, can be viewed at Pershing Square’s website www.pershingsquareinc.com.   Dividend   On July 21, 2026, Pershing Square Inc. paid a dividend of $0.122 per common share to shareholders of record as of the close of business on July 13, 2026.   Quarterly Investor Call Details   Pershing Square CEO Bill Ackman and CIO Ryan Israel will host a live audio webcast and conference call on August 13, 2026, at 9:00 a.m. ET. The conference call may be accessed by dialing (800) 330-6710 (U.S. callers) or +1 (646) 769-9200 (non-U.S. callers); confirmation code 7272456. The audio webcast will be available on the Events page of the Investor Relations section of the Company’s website at https://pershingsquareinc.com/investor-relations/. Participants are encouraged to dial into the call or link to the webcast at least fifteen minutes prior to the scheduled start time. A replay of the webcast will be available through the same link approximately 24 hours after the conference call.   Following the Company’s earnings conference call, Bill Ackman and Ryan Israel will host a live Spaces Q&A event at 10:00 a.m. ET on X at https://x.com/BillAckman open to all investors, media and members of the public. The Spaces event will also be simulcast on the Events page of the Investor Relations section of the Company’s website. A replay will be available on X and on the Investor Relations section of the Company’s website through the same link. Pershing Square Inc. 787 11th Avenue, 9th Floor New York, NY 10019 Exhibit 99.1

About Pershing Square Inc.   Pershing Square Inc. is an alternative asset management company that manages pools of permanent capital invested in long-term, high-return investment strategies. Our growth is principally driven by the long-term compounding of our assets under management and the opportunistic launch of new permanent capital vehicles that enable us to pursue new investment verticals or to pursue our core investment strategies in new jurisdictions. To learn more about the Company, please visit www.pershingsquareinc.com. Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements regarding our strategies, future results of operations or financial condition, and our plans regarding dividend payments, made in this presentation are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “trends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Forward-looking statements reflect management's current expectations and are inherently uncertain. We caution investors that such statements are subject to risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking statements. Risks and uncertainties that could cause Pershing Square's actual results or outcomes to differ significantly from management's expectations, are described in greater detail in the section entitled “Risk Factors” of its prospectus (the “IPO Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2026 pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended (the “Securities Act”), relating to its Registration Statement on Form S-1 (File No. 333-294165) (the “Registration Statement”), as updated by Pershing Square's periodic filings with the SEC. The forward-looking statements included in this presentation speak only as of the date hereof or as of the date they are made, as applicable. Pershing Square undertakes no obligation to update any “forward-looking statement” made in this presentation, whether as a result of new information, changed assumptions, the occurrence of unanticipated events, or otherwise, except as required by law.   This presentation does not constitute a prospectus, an offer to sell, or a solicitation of an offer to purchase, any interest or security in Pershing Square or any Pershing Square fund or securities of any other person.   Investor and Media Relations Contacts   Investor Relations Jill Chapman Chapman@persq.com 212-652-2154   Media Fran McGill McGill@persq.com 212-909-2455

Earnings Presentation SECOND QUARTER 2026 AUGUST 12, 2026

Second Quarter 2026 GAAP Income Statement

Management fee revenue for Q2 2026 reflects fees earned from PSUS only for the portion of the quarter following the closing of its IPO on April 30, 2026, representing approximately two-thirds of a full quarter. FRE management fee revenue is gross of contra-revenue associated with the amortization of Deferred Asset - PS Inc. IPO Shares and Deferred HHH Premium. Following the Corporate Conversion effected in connection with our initial public offering, PS Inc. is subject to U.S. federal, state and local corporate income taxes. We did not incur corporate income tax in periods prior to Q2 2026. Beginning in Q3 2026 and for future periods, taxes reflected in Distributable Earnings represent the estimated current income tax provision for the period, including related adjustments to income taxes payable and the effect of certain known tax adjustments expected to arise during the tax year. Fee-Related Earnings and Distributable Earnings

Note: Changes in debt balances are reflected in Inflows and Outflows. For the three and six months ended June 30, 2026, AUM outflows include $354 million and FPAUM outflows include $273 million of investor withdrawals and redemptions from PSLP and PSINTL in order to participate in the PSUS IPO and PSUS Private Placement. Assets Under Management

Summary Balance Sheet Highlights

Supplemental Details

Assets Under Management Roll Forward by Fund Note: Changes in debt balances are reflected in Inflows and Outflows. For the three and six months ended June 30, 2026, outflows include $354 million of investor withdrawals and redemptions from PSLP and PSINTL in order to participate in the PSUS IPO and PSUS Private Placement.

Fee-Paying Assets Under Management Roll Forward by Fund Note: Changes in debt balances are reflected in Inflows and Outflows. For the three and six months ended June 30, 2026, outflows include $273 million of investor withdrawals and redemptions from PSLP and PSINTL in order to participate in the PSUS IPO and PSUS Private Placement.

FRE and DE | Historical Quarterly Periods Management fee revenue for Q2 2026 reflects fees earned from PSUS only for the portion of the quarter following the closing of its IPO on April 30, 2026, representing approximately two-thirds of a full quarter. FRE management fee revenue is gross of contra-revenue associated with the amortization of Deferred Asset - PS Inc. IPO Shares and Deferred HHH Premium. Following the Corporate Conversion effected in connection with our initial public offering, PS Inc. is subject to U.S. federal, state and local corporate income taxes. We did not incur corporate income tax in periods prior to Q2 2026. Beginning in Q3 2026 and for future periods, taxes reflected in Distributable Earnings represent the estimated current income tax provision for the period, including related adjustments to income taxes payable and the effect of certain known tax adjustments expected to arise during the tax year.

Reflects management fees gross of contra-revenue associated with the amortization of Deferred Asset - PS Inc. IPO Shares and Deferred HHH Premium. Principally reflects Preferred Performance Fees from PSH. Fee Revenue by Fund

FRE and DE | Historical Annual Periods Reflects management fees gross of contra-revenue associated with the amortization of Deferred Asset - PS Inc. IPO Shares and Deferred HHH Premium. Following the Corporate Conversion effected in connection with our initial public offering, PS Inc. is subject to U.S. federal, state and local corporate income taxes. We did not incur corporate income tax in periods prior to Q2 2026. Beginning in Q3 2026 and for future periods, taxes reflected in Distributable Earnings represent the estimated current income tax provision for the period, including related adjustments to income taxes payable and the effect of certain known tax adjustments expected to arise during the tax year. Compound Annual Growth Rate (“CAGR”) is presented from 2020 through 2025.

Appendix

FRE and DE Reconciliation to GAAP See Notes to FRE and DE Reconciliation to GAAP on page 18.

FRE and DE Reconciliation to GAAP (Cont’d) See Notes to FRE and DE Reconciliation to GAAP on page 18.

FRE and DE Reconciliation to GAAP | Historical Quarterly Periods See Notes to FRE and DE Reconciliation to GAAP on page 18.

FRE and DE Reconciliation to GAAP | Historical Quarterly Periods (Cont’d) See Notes to FRE and DE Reconciliation to GAAP on page 18.

FRE and DE Reconciliation to GAAP - Notes PS Inc. recognizes contra-revenue from the non-cash amortization of its two intangible assets: (i) the Deferred Asset - PS Inc. IPO Shares, which represents the relative fair value of the shares of the Company’s common stock delivered, for no additional consideration, to each initial investor in the PSUS IPO and each private placement investor in connection with the Combined Transaction and (ii) the Deferred HHH Service Agreement Premium, which is deemed for accounting purposes to represent the amount paid to obtain the HHH Services Agreement. These intangible assets are being amortized over periods of 10 and 20 years, respectively. PSCM pays the Subordinated Performance Fee to CompCo, an entity that compensates our investment professionals and certain other employees. As such, the Subordinated Performance Fee is not available for distribution through dividends. The operations of PSGP, the general partner of PSLP, are consolidated with our results under GAAP rules. PS Inc. has no equity interest in PSGP and, as a result, any performance allocation earned by PSGP and the unrealized gain/loss recognized on PSGP’s investment in PSLP are fully attributable to non-controlling interest. Includes the unrealized gain/loss recognized on both the PSUS common and preferred shares. Includes (i) non-cash amortization expense related to employee equity grants and (ii) one-time severance benefits paid to former employees. Includes (i) non-recurring expenses primarily related to the Combined Transaction that do not represent the ongoing cost of running our business and (ii) non-cash amortization expense related to RSUs granted to non-employees. We have historically rebated management and performance fees attributable to shares of PSH held by our employees and their affiliates. This rebate mechanism was terminated following the Combined IPO. In order to facilitate period-to-period comparability, we have presented FRE and DE for comparative periods on a basis that excludes the affiliates fee rebate expense. In connection with the Combined IPO, shares of our common stock and certain redeemable interests of PS Partner Group were granted to the partners in PS Partner Group in exchange for their existing profit-sharing interests. As a result, all cash-based profit-sharing distributions, which had previously been treated as a compensation expense prior to the completion of the Combined IPO, will be in the form of dividends and therefore treated as equity distributions. In order to facilitate period-to-period comparability, we have presented DE for historical periods on a basis that excludes such profit-sharing partner compensation. For Q2 2026, primarily comprised of a non-cash gain recognized on the deconsolidation of PSUS following the Combined Transaction.

FRE and DE Reconciliation to GAAP | Historical Annual Periods See Notes to FRE and DE Reconciliation to GAAP | Historical Annual Periods on page 21.

FRE and DE Reconciliation to GAAP | Historical Annual Periods (Cont’d) See Notes to FRE and DE Reconciliation to GAAP | Historical Annual Periods on page 21.

FRE and DE Reconciliation to GAAP | Historical Annual Periods - Notes PSCM pays the Subordinated Performance Fee to CompCo, an entity that compensates its members (including our investment professionals and certain other employees). As such, the Subordinated Performance Fee is not available for dividends. We recognized a $292.8 million deferred asset for the HHH Premium, which is deemed for accounting purposes to represent the amount paid to obtain the HHH Services Agreement, when we completed the Howard Hughes Transaction. The HHH Premium is amortized as contra-revenue in management fees on a straight-line basis over a period of 20 years beginning May 5, 2025. The operations of PSGP, the general partner of PSLP, are consolidated with our results under GAAP rules. We have no equity interest in PSGP, so the gain/loss allocated from PSLP is attributable to non-controlling interest. Refers to non-recurring expenses that do not represent the ongoing cost of running our business and are not reflective of our operational performance. For the year ended December 31, 2024, includes expenses related to the Strategic Investment. For the year ended December 31, 2025, includes expenses related to the HHH Transaction and the Combined Transaction. We have historically rebated management and performance fees attributable to shares of PSH held by our employees and their affiliates. Such rebates ceased following the completion of the Combined Transaction, and therefore in order to facilitate period-to-period comparability, we have presented DE for the historical periods on a basis that excludes such affiliates fee rebate. In connection with the Combined Transaction, shares of our common stock and/or certain interests of PSPG were granted to the partners in PSPG in exchange for their existing profit-sharing interests. As a result, all cash-based profit-sharing distributions which had previously been treated as a compensation expense prior to the completion of the Combined Transaction will be treated as equity distributions subsequent to such transaction. Therefore, in order to facilitate period-to-period comparability, we have presented DE for the historical periods on a basis that excludes such profit-sharing partner compensation. Refers to the portion of the fees earned by certain of our funds that serves to reduce the performance fee paid by PSH to PSCM. As such, the amount of the performance fee offset is not available for dividends.

Certain Definitions Assets Under Management (AUM) - Refers to (i) with respect to our Core Funds, the net assets of our Core Funds as calculated in accordance with GAAP or IFRS, as applicable, while adding back accrued performance fees and the principal value of PSH’s outstanding bonds, and (ii) with respect to HHH, the market capitalization of HHH plus its net mortgages, notes, and loans payable as disclosed in its most recent publicly available filing. AUM includes the value of invested capital from our personnel regardless of whether such capital is subject to fees.   Combined IPO - Refers collectively to the initial public offering of shares of our common stock together with the initial public offering of PSUS Shares (“PSUS IPO”), which were component parts of a single offering consummated on April 30, 2026.   Combined Private Placement - Refers collectively to the offer and sale of PSUS Shares in a private placement transaction exempt from registration under the Securities Act and the offer and sale of shares of Pershing Square Inc. common stock in a private placement transaction exempt from registration under the Securities Act.   Combined Transaction - Refers collectively to the Combined IPO and the Combined Private Placement.   CompCo - Refers to PS CompCo, LLC, a limited partner of PSCM that receives Subordinated Performance Fees and compensates investment professionals and certain other employees. Amounts paid to CompCo are not available to PS for dividends.   Core Funds - Refers collectively to PSLP, PSINTL, PSH and, following the Combined IPO, PSUS.   Corporate Conversion - Refers to the statutory conversion of PS Holdco, a Delaware limited partnership, into Pershing Square Inc., a Nevada corporation, which became effective April 28, 2026.   Fee Offset Arrangement - Pursuant to the PSH investment management agreement, the annual performance fee PSCM earns from PSH is reduced (“offset”) by: (i) 20% of any performance fees and allocations earned from non-PSH funds (currently including PSLP and PSINTL), and (ii) 20% of any management fees earned from certain non-PSH funds that do not have performance fees (which, following the PSUS IPO, includes PSUS). Unused offsets carry forward to subsequent calculation periods.   Fee-Paying Assets Under Management (Fee-Paying AUM; FPAUM) - Refers to (i) with respect to our Core Funds, the AUM we manage and earn a performance fee and/or management fee from, and (ii) with respect to HHH, the market capitalization of HHH. FPAUM provides insight into the capital base upon which we earn our fees. PSH’s FPAUM does not include bond proceeds.   High-Water Mark - A “high-water mark” with respect to any share of PSH is the highest Net Asset Value attributable to that share at the end of any period (typically, each December 31 and any other crystallization event outside of a dividend payment) for which a performance fee is paid, provided that in the circumstances where PSH pays a dividend, the high-water mark will be reduced by the percentage of the Net Asset Value represented by such dividend. The high-water mark for the shares at the end of any period is calculated after the Net Asset Value per share is reduced by the management fee and the variable performance fee, in each case accruing at, or before, the relevant crystallization event.   HHH - Refers to Howard Hughes Holdings Inc., a Delaware corporation (NYSE: HHH).   HHH Fees - Fees earned by PSCM under the HHH Services Agreement consisting of: (i) a quarterly HHH Base Management Fee of $3.75M ($15M annually), and (ii) a quarterly HHH Variable Management Fee equal to 0.375% of the excess of the quarter-end HHH stock price over an initial reference price of $66.1453, multiplied by a reference share count of 59,393,938 shares. Both the base fee and reference price are subject to annual inflation adjustment based on the Core PCE Price Index.   Management Fees - Fees earned by PSCM for providing investment management services to the Core Funds and HHH (described further in “HHH Fees”). PSCM receives a quarterly fee of 0.375% (1.5% annually) of NAV, before accrued performance fees, for PSH and our Private Funds, and 0.5% (2.0% annually) of NAV for PSUS following the Combined Transaction. Management fees are generally calculated and paid quarterly in advance.   Management Fees – Contra-Revenue - Reflects amortization of the $292.8M HHH Premium (the amount paid above HHH’s publicly traded share price at the time of acquisition deemed to represent the cost to obtain the HHH Services Agreement), amortized on a straight-line basis over 20 years beginning May 5, 2025.   Net Asset Value (NAV) - Means, with respect to PSH, net assets, calculated as total assets less total liabilities, in accordance with IFRS. “Net Asset Value” or “NAV,” means, with respect to PSLP and PSINTL, the net assets of each such fund, calculated as total assets less total liabilities (including any accrued performance fee or incentive allocation) and, with respect to PSUS, its net assets, calculated as securities, cash and other assets (including interest accrued but not collected) less all liabilities (including accrued expenses, the liquidation preference of any outstanding preferred shares and dividends payable), in each case, in accordance with GAAP.

Certain Definitions (Cont’d) Performance Fees - Fees and allocations earned by PSCM based on NAV appreciation of funds above a high-water mark. PSH pays a 16% performance fee; PSINTL pays 20%. Performance fees from PSH are recognized on a “net” basis after giving effect to the fee offset arrangement. Crystallization events include December 31 of each year, fund withdrawals, and PSH dividend payments.   Permanent Capital AUM - Refers to the portion of Fee-Paying AUM that is not subject to withdrawal or redemption at the option of the fund investor or stockholder.   Pershing Square Capital Management (PSCM) - A wholly owned subsidiary of Pershing Square which acts as the investment manager to the Core Funds and HHH.   Pershing Square GP, LLC (PSGP) - Refers to Pershing Square GP, LLC, a Delaware limited liability company, which is the general partner of PSLP.   Pershing Square Holdings (PSH) - Refers to Pershing Square Holdings, Ltd., a Guernsey limited liability company, which commenced investing on December 31, 2012 and has its shares admitted to trading on the London Stock Exchange.   Pershing Square Inc. / Pershing Square Holdco, L.P. - As used in this presentation, “Pershing Square,” “PS,” “the Company,” “we,” “us” and “our” refer to Pershing Square Holdco, L.P. (“PS Holdco”) and its consolidated subsidiaries prior to the Corporate Conversion, and following the Corporate Conversion, to Pershing Square Inc. (“PS Inc.”) and its consolidated subsidiaries, including PSCM.   Pershing Square International, Ltd (PSINTL) - Refers to Pershing Square International, Ltd., a Cayman Islands exempted company, which commenced investing in January 2005.   Pershing Square, L.P. (PSLP) - Refers to Pershing Square, L.P., a private investment fund organized as a Delaware limited partnership, which commenced investing in January 2004.   Pershing Square Partner Group (PSPG) - Refers to Pershing Square Partner Group, LLC, a Delaware limited liability company.   Pershing Square USA, Ltd. (PSUS) - Refers to Pershing Square USA, Ltd., a Delaware statutory trust, which consummated its initial public offering of PSUS Shares on April 30, 2026 as part of the Combined Transaction, and has its shares admitted to trading on the New York Stock Exchange (“NYSE”).   Preferred Performance Fees - Performance fees earned on the first five percentage points of fund returns, net of management fees, above the applicable high-water mark from certain core funds and subject to certain other offsettable fees. Preferred Performance Fees are retained by PSCM and represent a preferred return-like entitlement. If realized performance fees in any period are insufficient to satisfy the accrued Preferred Performance Fee, the unpaid portion carries forward to subsequent crystallization periods until paid in full.   Preferred Profits Interest - In connection with the Combined Transaction, PSCM issued a Preferred Profits Interest to Pershing Square, Inc. generally providing for the same calculation and allocation to Pershing Square, Inc. as provided by the Variable Compensation Agreement.   Private Funds - Refers to PSLP and PSINTL.   Subordinated Performance Fees - Realized performance fees in excess of the Preferred Performance Fees. Subordinated Performance Fees are paid to CompCo and used to compensate investment professionals and certain other employees. These fees are not available to PS for dividends.   Subordinated Profits Interest - In connection with the Combined IPO, PSCM issued a Subordinated Profits Interest to CompCo, generally providing for the same calculation and allocation to CompCo as provided by the Variable Compensation Agreement.   Taxes and Related Payables - As a limited partnership, PS Holdco was not subject to U.S. federal income taxes, although it was subject to certain state and local taxes including UBT. Following the Corporate Conversion in connection with the Combined Transaction, PS Inc. is subject to U.S. federal and state income taxes applicable to corporations. PS Inc. did not incur corporate income tax in Q2 of 2026, but we expect to incur such tax in future periods. We have not burdened distributable earnings with income tax for prior periods to preserve comparability with the current period presented.   Variable Compensation Agreement (VCA) - In connection with the Strategic Investment, we implemented an arrangement for the allocation of performance fee revenue from our funds and other investment vehicles as encapsulated in the VCA. The VCA has two primary purposes: (1) to provide the company with a preferred return-like entitlement of performance fees received by our principal operating subsidiary, PSCM and (2) to provide an important source of compensation for certain of our personnel, including our investment professionals, consistent with our historical practice of tying a significant portion of the compensation earned by such personnel, including our named executive officers, directly to the performance of the funds we manage. The VCA was terminated in connection with the Combined Transaction.

Non-GAAP Financial Measures We report certain financial measures that are not required by, or presented in accordance with, GAAP. Management uses these non-GAAP financial measures to assess the performance of our business across reporting periods and believes this information is useful to investors for the same reasons. Fee-Related Earnings FRE is a non-GAAP financial measure used by us to evaluate our business by highlighting earnings from recurring management fees and Preferred Performance Fees. We believe FRE is useful to investors because it provides additional insights into the fee-driven operating profitability of our business that is not directly based on the net income of the funds we manage. FRE represents management fees and Preferred Performance Fees less the compensation directly related to the management fees and performance fees, which includes salaries, benefits, payroll taxes and discretionary cash bonuses and other operating expenses, and after deducting “Subordinated Performance Fees,” which consist of amounts in excess of Preferred Performance Fees which are payable to CompCo pursuant to the arrangements described below. As described in Part I. Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations— Key Components of Our Results of Operations—Income—Allocation of Performance Fee Revenue” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, we implemented the VCA in connection with the Strategic Investment. However, in order to facilitate comparisons with our results following the Combined Transaction, we have presented FRE for the periods presented on a basis that reflects the allocation of our historical performance fees as between the Preferred Performance Fees and Subordinated Performance Fees that the VCA would have required. Although the VCA was terminated in connection with the Combined Transaction and PSCM issued the Preferred Profits Interest to us and the Subordinated Profits Interest to CompCo, the terms of the Preferred Profits Interest and the Subordinated Profits Interest generally provide for the same calculation of Preferred Performance Fees and Subordinated Performance Fees, and the same allocation of such fees between us and CompCo, as historically provided by the VCA. Distributable Earnings DE is a non-GAAP financial measure used to assess performance and amounts available for dividends, including to our personnel and owners of PSPG and holders of our common stock. DE represents FRE (i) plus interest income or less interest expense and (ii) less taxes and related payables, as applicable. These non-GAAP financial measures should not be considered a substitute for, superior to or an alternative to net income attributable to Pershing Square Inc., which is the most directly comparable GAAP measure. Further, these non-GAAP financial measures have limitations as analytical tools, and when assessing our operating performance, you should not consider non-GAAP financial measures in isolation or as a substitute for GAAP measures including revenues, net income (loss) and net income attributable to Pershing Square Inc. We may calculate or present these non-GAAP financial measures differently than other companies who report measures with the same or similar names, and as a result, the non-GAAP financial measures we report may not be comparable. Key Operating Metrics We have developed and use various key operating metrics to assess and monitor the operating performance of our business. We believe that these metrics provide useful information to investors and others in understanding and evaluating our results of operations in the same manner as our management team. Our calculations of total assets under management, fee-paying assets under management and permanent capital AUM may differ from the calculations of other investment managers. As a result, these measures may not be comparable to similar measures presented by other investment managers. In addition, our calculation of total assets under management includes the fair value of invested capital in our funds from our personnel regardless of whether such invested capital is subject to fees. Our definitions of total assets under management and fee-paying assets under management are not based on any definition of total assets under management and fee-paying assets under management that is set forth in the agreements governing the investment funds we manage.

Important Legal Information The information in this presentation should be read in conjunction with our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, our prospectus (the "IPO Prospectus") filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2026 pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended (the “Securities Act”) relating to our Registration Statement on Form S-1 (File No. 333-294165) and other information filed with, or furnished to, the SEC.   You can access our filings with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended at www.pershingsquareinc.com as soon as reasonably practicable after they are filed with, or furnished to, the SEC. You can also review our SEC filings by accessing the SEC’s website at http://www.sec.gov.   We may use our website at www.pershingsquareinc.com and/or social media outlets, such as our X account (@PershingSquare) and our LinkedIn account (www.linkedin.com/company/pershingsquare) as distribution channels of important company information for purposes of Regulation FD. In addition, Mr. William Ackman, our Founder and Chief Executive Officer, may use his X account (@BillAckman) as a means of publicly disseminating current information about the Company and the core funds from time to time, including information about new and disposed of investments and hedges, as well as his views on macroeconomic, geopolitical and other developments.  The information we or Mr. Ackman post through these channels may be deemed material company information, and we intend to use Mr. Ackman’s X account for purposes of Regulation FD. Accordingly, investors should monitor these channels, in addition to following our press releases, SEC filings and public conference calls and webcasts. In addition, you may automatically receive email alerts and other information about the Company when you enroll your email address by visiting our website at www.pershingsquareinc.com. The contents of our website, any alerts and social media channels are not, however, a part of this presentation. Past performance is not indicative nor a guarantee of future results. There can be no assurance that comparable results will be achieved in the future, that future investments will be similar to historic investments discussed herein, or that an investment strategy or investment objectives will be achieved (because of economic conditions, the availability of appropriate opportunities or otherwise). Please see the section entitled "Risk Factors" in our IPO Prospectus and the section entitled "Cautionary Note Regarding Forward-Looking Statements" in our Quarterly Report for a list of factors and uncertainties that could cause the future results to be materially different from those included in this presentation.